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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004
                                                  -----------------------------

                         REGIONS FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-6159                    63-0589368
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


      417 North 20th Street, Birmingham, Alabama  35203
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  (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (205) 944-1300



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         On July 1, 2004, Regions Financial Corporation ("Regions") filed a current report on Form 8-K announcing that it had completed its merger with former Regions Financial Corporation and Union Planters Corporation. In response to Items 7(a) and 7(b) of such report, Regions stated that it would file the financial information required by such items by amendment, as permitted by Item 7(a)(4) and Item 7(b)(2) of Form 8-K. This Amendment No. 1 to Form 8-K is being filed to provide the required financial information.




ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired.

                           Consolidated balance sheets of Union Planters
                  Corporation and subsidiaries as of December 31, 2003 and 2002, and related consolidated statements of earnings, changes in shareholders' equity, and cash flows for each of the three years in the three year period ended December 31, 2003 are included in this report as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(a) (formerly Item 7(a)).

                           Unaudited consolidated balance sheet of Union
                  Planters Corporation and subsidiaries as of June 30, 2004 and related unaudited consolidated statements of earnings, and cash flows for the six month periods ended June 30, 2004 and June 30, 2003, and related unaudited consolidated statement of changes in shareholders' equity for the six month period ended June 30, 2004, are included as Exhibit 99.3 and incorporated herein by reference in response to Item 9.01(a) (formerly Item 7(a)).

                  (b)      Pro forma financial information.

                           An unaudited pro forma combined condensed
                  consolidated statement of financial condition as of June 30, 2004, and unaudited pro forma combined condensed consolidated statements of income for the six month period ended June 30, 2004 and the year ended December 31, 2003 are included as
                  Exhibit 99.4 and incorporated herein by reference in response to Item 9.01(b) (formerly Item 7(b)).

                  (c)      Exhibits.

                           The exhibits listed in the exhibit index are included
                  as exhibits to this current report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGIONS FINANCIAL CORPORATION



                                       By: /s/ Ronald C. Jackson
                                          -------------------------------------
                                          Ronald C. Jackson
                                          Senior Vice President and Comptroller

Date: September 1, 2004




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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated as of January 22, 2004, by and between Regions Financial Corporation and Union Planters Corporation.*

23.1     Consent of Independent Registered Public Accounting Firm.

99.1     Press Release dated July 1, 2004.*

99.2 Consolidated balance sheets of Union Planters Corporation and subsidiaries as of December 31, 2003 and 2002, and related consolidated statements of earnings, changes in shareholders' equity, and cash flows for each of the three years in the three year period ended December 31, 2003.

99.3 Unaudited consolidated balance sheet of Union Planters Corporation and subsidiaries as of June 30, 2004 and related unaudited consolidated statements of earnings and cash flows for the six month periods ended June 30, 2004 and June 30, 2003 and related unaudited consolidated statement of changes in shareholders' equity for the six month period ended June 30, 2004.

99.4 Unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2004, and unaudited pro forma combined condensed consolidated statements of income for the six month period ended June 30, 2004 and the year ended December 31, 2003.


*   Previously filed.